              Exhibit 99.1

Ooma Reports Fourth Quarter and Fiscal Year 2021 Financial Results

Sunnyvale, Calif., March 1, 2021 -- Ooma, Inc. (NYSE: OOMA), a smart communications platform for businesses and consumers, today released financial results for the fiscal fourth quarter and year ended January 31, 2021.

Fourth Quarter Fiscal 2021 Financial Highlights:

•

Revenue: Total revenue was $44.3 million, up 9% year-over-year. Subscription and services revenue increased to $41.1 million from $37.4 million in the fourth quarter of fiscal 2020, and was 93% of total revenue, primarily driven by growth of Ooma Business.

•

Net Income/Loss: GAAP net loss was $0.6 million, or $0.03 per basic and diluted share, compared to GAAP net loss of $2.3 million, or $0.11 per basic and diluted share, in the fourth quarter of fiscal 2020. Non-GAAP net income was $2.8 million, or $0.12 per diluted share, compared to non-GAAP net income of $1.0 million, or $0.04 per diluted share in the prior year period.

•	Adjusted EBITDA: Adjusted EBITDA was $3.6 million, compared to $1.4 million in the fourth quarter of fiscal 2020.

Full Year Fiscal 2021 Financial Highlights:

•

Revenue: Total revenue was $168.9 million, up 11% year-over-year. Subscription and services revenue increased to $156.9 million from $139.5 million in fiscal 2020, and was 93% of total revenue, primarily driven by growth of Ooma Business.

•

Net Income/Loss: GAAP net loss was $2.4 million, or $0.11 per basic and diluted share, compared to GAAP net loss of $18.8 million, or $0.89 per basic and diluted share, in fiscal 2020. Non-GAAP net income was $11.5 million, or $0.49 per diluted share, compared to a non-GAAP net loss of $0.7 million, or $0.03 per basic and diluted share in the prior fiscal year.

•	Adjusted EBITDA: Adjusted EBITDA was $14.0 million, compared to $1.0 million in fiscal 2020.

For more information about non-GAAP net income (loss) and Adjusted EBITDA, see the section below titled "Non-GAAP Financial Measures" and the reconciliation provided in this release.

“Ooma delivered strong performance in the fourth quarter and for the full year of fiscal 2021,” said Eric Stang, chief executive officer of Ooma. “Ooma achieved solid growth despite the pandemic, with business subscription services revenues up 27% in fiscal 2021 versus the prior year. During fiscal 2021 Ooma expanded its business services to address larger customers and started to roll out to new countries in Europe. Looking ahead, we believe positive market trends combined with Ooma’s strategy to serve both small businesses and larger businesses with unique solutions provide a solid foundation for continued growth.”

Business Outlook:

For the first quarter of fiscal 2022, Ooma expects:

•	Total revenue in the range of $44.0 million to $44.8 million.
•	GAAP net loss in the range of $1.2 million to $1.8 million and GAAP net loss per share in the range of $0.05 to $0.08.
•	Non-GAAP net income in the range of $1.8 million to $2.4 million and non-GAAP net income per share in the range of $0.07 to $0.10.

For the full fiscal year 2022, Ooma expects:

•	Total revenue in the range of $182.5 million to $185.5 million.
•	GAAP net loss in the range of $6.2 million to $8.2 million, and GAAP net loss per share in the range of $0.27 to $0.35.
•	Non-GAAP net income in the range of $6.5 million to $8.5 million, and non-GAAP net income per share in the range of $0.26 to $0.34.

The following is a reconciliation of GAAP net loss to non-GAAP net income and GAAP basic and diluted net loss per share to non-GAAP basic and diluted net income per share guidance for the first fiscal quarter ending April 30, 2021 and the fiscal year ending January 31, 2022 (in millions, except per share data):

	Projected range
	Three Months Ending	Fiscal Year Ending
	April 30, 2021	January 31, 2022
	(unaudited)
GAAP net loss	($1.2)-($1.8)	($6.2)-($8.2)
Stock-based compensation and related taxes	3.3	13.4
Amortization of intangible assets	0.3	1.3
Non-GAAP net income	$1.8-$2.4	$6.5-$8.5

GAAP net loss per share	($0.05)-($0.08)	($0.27)-($0.35)
Stock-based compensation and related taxes	0.14	0.56
Amortization of intangible assets	0.01	0.05
Non-GAAP net income per share	$0.07-$0.10	$0.26-$0.34

Weighted-average number of shares used in per share amounts:
Basic	23.1	23.5
Diluted	24.4	25.0

Conference Call Information:

Ooma will host a conference call and live webcast for analysts and investors at 5:00 p.m. Eastern time today, March 1, 2021. The news release with the financial results will be accessible from the company's website prior to the conference call. Parties in the United States and Canada can access the call by dialing +1 (833) 233-4456, using conference ID 2657676. International parties can access the call by dialing +1 (647) 689-4135, using conference ID 2657676.

The webcast will be accessible on the Events and Presentation page of Ooma’s investor relations website at https://investors.ooma.com for a period of at least one year. A telephonic replay of the conference call will be available from 8:00 p.m. Eastern time on March 1, 2021 through 11:59 p.m. Eastern time on Monday, March 8, 2021. To access the replay, parties in the United States and Canada should call +1 (800) 585-8367 and use conference code 2657676. International parties should call +1 (416) 621-4642 and use conference code 2657676.

Non-GAAP Financial Measures

In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), this press release and the accompanying tables contain certain non-GAAP financial measures, including: non-GAAP net income (loss), non-GAAP net income (loss) per share, non-GAAP gross profit and gross margin, non-GAAP operating income (loss), and Adjusted EBITDA. Adjusted EBITDA represents the net income (loss) before interest and other income, income tax (provision) benefit, depreciation and amortization of capital expenditures, amortization of intangible assets, acquisition-related costs, stock-based compensation and related taxes, restructuring charges and certain litigation costs outside the ordinary course of our business.

Other non-GAAP financial measures exclude stock-based compensation expense and related taxes, amortization of intangible assets, acquisition-related costs, restructuring charges and certain litigation costs outside the ordinary course of our business.

These non-GAAP financial measures are presented to provide investors with additional information regarding our financial results and core business operations. Ooma considers these non-GAAP financial measures to be useful measures of the operating performance of the company, because they contain adjustments for unusual events or factors that do not directly affect what management considers to be Ooma's core operating performance and are used by the company's management for that purpose.  Management also believes that these non-GAAP financial measures allow for a better evaluation of the company's performance by facilitating a meaningful comparison of the company's core operating results in a given period to those in prior and future periods. In addition, investors often use similar measures to evaluate the operating performance of a company.

Non-GAAP financial measures are presented for supplemental informational purposes only to aid an understanding of the company's operating results. The non-GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP and may be different from non-GAAP financial measures presented by other companies.  A limitation of the non-GAAP financial measures presented is that the adjustments relate to items that the company generally expects to continue to recognize. The adjustment of these items should not be construed as an inference that the adjusted gains or expenses are unusual, infrequent or non-recurring. Therefore, both GAAP financial measures of Ooma's financial performance and the respective non-GAAP measures should be considered together.  Please see the reconciliation of non-GAAP financial measures to the most directly comparable GAAP measure in the tables below.

Disclosure Information

Ooma uses the investor relations section on its website as a means of complying with its disclosure obligations under Regulation FD. Accordingly, investors should monitor Ooma's investor relations website in addition to following Ooma's press releases, Securities and Exchange Commission (“SEC”) filings, and public conference calls and webcasts.

Legal Notice Regarding Forward-Looking Statements

This press release contains forward-looking statements under the Private Securities Litigation Reform Act of 1995. In particular, the financial projections under “Business Outlook” and the statements contained in the quotations of our Chief Executive Officer regarding future economic performance and financial positions, expectations and objectives of management constitute forward-looking statements. Forward-looking statements can be identified by the fact that they do not relate strictly to historical facts and generally contain words such as "believes”, "expects”, "may”, "will”, "should”, "seeks”, "approximately”, "intends”, "plans”, "estimates”, "anticipates”, and other expressions that are predictions of or indicate future events. This press release includes forward–looking statements regarding the company’s business outlook, changes in the company’s strategy and its execution of other initiatives to drive long-term shareholder value. Although the forward-looking statements contained in this press release are based upon information available at the time the statements are made and reflect management's good faith beliefs, forward-looking statements inherently involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements to differ materially from anticipated future results. Important factors that could cause actual results to differ materially from expectations include, among others: the impact of the COVID-19 pandemic on our business and the measures we take in response to the pandemic; our inability to attract new customers on a cost-effective basis; our inability to retain customers; intense competition; loss of key retailers and reseller partnerships; our reliance on vendors to manufacture the on-premise appliances and end-point devices we sell; our reliance on third parties for our network connectivity and co-location facilities; our reliance on third parties for some of our software development, quality assurance and operations; our reliance on third parties to provide the majority of our customer service and support representatives; and interruptions to our service. You should not place undue reliance on these forward-looking statements, which speak only as of the date hereof. We do not undertake to update or revise any forward-looking statements after they are made, whether as a result of new information, future events, or otherwise, except as required by applicable law.

The forward-looking statements contained in this press release are also subject to other risks and uncertainties, including those more fully described in our filings with the SEC, including the risk factors contained in our quarterly report on Form 10-Q for the quarter ended October 31, 2020, filed with the SEC on December 4, 2020. The forward-looking statements in this press release are based on information available to Ooma as of the date hereof, and Ooma disclaims any obligation to update any forward-looking statements, except as required by law.

About Ooma, Inc.

Ooma (NYSE: OOMA) creates powerful connected experiences for businesses and consumers, delivered from its smart cloud-based SaaS platform. For businesses of all sizes, Ooma provides advanced voice and collaboration features, including messaging, intelligent virtual attendants, and video conferencing to help them run more efficiently. For consumers, Ooma’s residential phone service provides PureVoice HD voice quality, advanced functionality and integration with mobile devices. Learn more at www.ooma.com or www.ooma.ca in Canada.

INVESTOR CONTACT:

Matthew S. Robison

Director of IR and Corporate Development

Ooma, Inc.

ir@ooma.com

(650) 300-1480

MEDIA CONTACT:

Mike Langberg

Director of Corporate Communications

Ooma, Inc.

press@ooma.com

(650) 566-6693

OOMA, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited, amounts in thousands)

	January 31,	January 31,
	2021	2020
Assets
Current assets:
Cash and cash equivalents	$17,298	$11,680
Short-term investments	11,013	14,384
Accounts receivable, net	5,228	4,591
Inventories	12,233	8,369
Other current assets	10,222	8,992
Total current assets	55,994	48,016
Property and equipment, net	5,071	5,270
Operating lease right-of-use assets	6,045	8,057
Intangible assets, net	5,513	6,818
Goodwill	4,264	4,264
Other assets	12,210	8,186
Total assets	$89,097	$80,611

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$7,499	$8,499
Accrued expenses and other current liabilities	22,731	22,576
Deferred revenue	16,426	15,797
Total current liabilities	46,656	46,872
Long-term operating lease liabilities	2,815	5,150
Other liabilities	75	174
Total liabilities	49,546	52,196

Stockholders' equity:
Common stock	4	4
Additional paid-in capital	166,577	152,993
Accumulated other comprehensive gain	7	14
Accumulated deficit	(127,037)	(124,596)
Total stockholders' equity	39,551	28,415
Total liabilities and stockholders' equity	$89,097	$80,611

OOMA, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited, amounts in thousands, except share and per share data)

	Three Months Ended		Fiscal Year Ended
	January 31,	January 31,	January 31,	January 31,
	2021	2020	2021	2020
Revenue:
Subscription and services	$41,124	$37,429	$156,873	$139,499
Product and other	3,138	3,219	12,074	12,094
Total revenue	44,262	40,648	168,947	151,593

Cost of revenue:
Subscription and services	11,812	11,631	46,134	43,748
Product and other	5,010	4,429	18,009	18,464
Total cost of revenue	16,822	16,060	64,143	62,212
Gross profit	27,440	24,588	104,804	89,381

Operating expenses:
Sales and marketing	13,536	12,999	50,919	50,497
Research and development	9,228	8,652	36,079	37,770
General and administrative	5,235	5,409	20,581	20,825
Total operating expenses	27,999	27,060	107,579	109,092
Loss from operations	(559)	(2,472)	(2,775)	(19,711)
Interest and other income, net	49	114	419	780
Loss before income taxes	(510)	(2,358)	(2,356)	(18,931)
Income tax (provision) benefit	(85)	64	(85)	130
Net loss	$(595)	$(2,294)	$(2,441)	$(18,801)

Net loss per share of common stock:
Basic and diluted	$(0.03)	$(0.11)	$(0.11)	$(0.89)
Weighted-average shares of common stock outstanding:
Basic and diluted	22,774,263	21,581,568	22,361,312	21,051,039

OOMA, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited, amounts in thousands)

	Three Months Ended		Fiscal Year Ended
	January 31,	January 31,	January 31,	January 31,
	2021	2020	2021	2020
Cash flows from operating activities:
Net loss	$(595)	$(2,294)	$(2,441)	$(18,801)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Stock-based compensation expense	3,056	3,114	12,275	12,761
Depreciation and amortization of capital expenditures	746	572	2,877	2,548
Amortization of intangible assets	326	127	1,304	1,027
Non-cash operating lease expense	807	632	3,198	1,997
Non-cash restructuring charges	—	—	—	1,603
Other	5	(146)	46	(291)
Changes in operating assets and liabilities:
Accounts receivable, net	(238)	424	(637)	135
Inventories	(2,010)	1,051	(3,378)	407
Other assets	(623)	(1,320)	(5,496)	(4,965)
Accounts payable and other liabilities	630	(2,717)	(3,911)	(4,089)
Deferred revenue	99	(225)	530	104
Net cash provided by (used in) operating activities	2,203	(782)	4,367	(7,564)

Cash flows from investing activities:
Purchases of short-term investments	(4,273)	—	(20,077)	(31,234)
Proceeds from maturities and sales of short-term investments	5,355	1,452	23,466	44,446
Capital expenditures	(879)	(889)	(3,160)	(3,273)
Business acquisition, net of cash assumed	—	—	—	(7,073)
Net cash provided by investing activities	203	563	229	2,866

Cash flows from financing activities:
Proceeds from issuance of common stock	85	211	2,905	2,951
Shares repurchased for tax withholdings on vesting of restricted stock units	(462)	—	(1,641)	(1,523)
Payment of credit facility issuance costs	(242)	—	(242)	—
Payment of acquisition-related holdback	—	—	—	(420)
Net cash (used in) provided by financing activities	(619)	211	1,022	1,008
Net increase (decrease) in cash and cash equivalents	1,787	(8)	5,618	(3,690)
Cash and cash equivalents at beginning of period	15,511	11,688	11,680	15,370
Cash and cash equivalents at end of period	$17,298	$11,680	$17,298	$11,680

OOMA, INC.

Reconciliation of Non-GAAP Financial Measures

(Unaudited, amounts in thousands, except percentages, share and per share data)

	Three Months Ended		Fiscal Year Ended
	January 31,	January 31,	January 31,	January 31,
	2021	2020	2021	2020
Revenue	$44,262	$40,648	$168,947	$151,593

GAAP gross profit	$27,440	$24,588	$104,804	$89,381
Stock-based compensation and related taxes	257	305	1,054	1,311
Amortization of intangible assets	73	73	292	480
Restructuring charges	—	—	—	2,289
Non-GAAP gross profit	$27,770	$24,966	$106,150	$93,461

Gross margin on a GAAP basis	62%	60%	62%	59%
Gross margin on a Non-GAAP basis	63%	61%	63%	62%

GAAP operating loss	$(559)	$(2,472)	$(2,775)	$(19,711)
Stock-based compensation and related taxes	3,115	3,145	12,607	13,149
Amortization of intangible assets and acquisition-related costs	326	127	1,304	1,289
Restructuring charges	—	—	—	3,085
Litigation costs	—	—	—	606
Non-GAAP operating income (loss)	$2,882	$800	$11,136	$(1,582)

GAAP net loss	$(595)	$(2,294)	$(2,441)	$(18,801)
Stock-based compensation and related taxes	3,115	3,145	12,607	13,149
Amortization of intangible assets and acquisition-related costs	326	127	1,304	1,289
Restructuring charges	—	—	—	3,085
Litigation costs	—	—	—	606
Non-GAAP net income (loss)	$2,846	$978	$11,470	$(672)

GAAP basic and diluted net loss per share	$(0.03)	$(0.11)	$(0.11)	$(0.89)
Stock-based compensation and related taxes	0.14	0.15	0.56	0.62
Amortization of intangible assets and acquisition-related costs	0.01	0.01	0.06	0.06
Restructuring charges	—	—	—	0.15
Litigation costs	—	—	—	0.03
Non-GAAP net income (loss) per basic share	$0.12	$0.05	$0.51	$(0.03)
Non-GAAP net income (loss) per diluted share	$0.12	$0.04	$0.49	$(0.03)

GAAP weighted-average basic and diluted shares	22,774,263	21,581,568	22,361,312	21,051,039
Non-GAAP weighted-average diluted shares	23,894,792	22,545,678	23,554,838	21,051,039

GAAP net loss	$(595)	$(2,294)	$(2,441)	$(18,801)
Reconciling items:
Interest and other income, net	(49)	(114)	(419)	(780)
Income tax provision (benefit)	85	(64)	85	(130)
Depreciation and amortization of capital expenditures	746	572	2,877	2,548
Amortization of intangible assets and acquisition-related costs	326	127	1,304	1,289
Stock-based compensation and related taxes	3,115	3,145	12,607	13,149
Restructuring charges	—	—	—	3,085
Litigation costs	—	—	—	606
Adjusted EBITDA	$3,628	$1,372	$14,013	$966